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                                                                   EXHIBIT 10.36



                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT ("Agreement") is dated as of October 19, 1995, between the undersigned purchasing shareholders (the "Investor(s)"), and VASCO Corp., a corporation incorporated under the Laws of the State of Delaware (the "Company"). Capitalized terms not otherwise defined herein have the meanings set forth in Section 9.


                              W I T N E S S E T H:

     WHEREAS, the Investors have on the date hereof agreed to purchase from the Company units ("Units") in the amounts as set forth in Schedule A hereof, with such agreement to purchase being represented by a subscription offer letter from the Company to each Investor dated October 18, 1995 and the execution and the return of said letters to the Company by the Investors on October 19, 1995.

     WHEREAS, each Unit consists of two (2) shares of Common Stock, par value $.001 of the Company ("The Shares") and one (1) warrant to purchase Common Stock with each warrant giving the holder the right to purchase one (1) fully paid and nonassessable Share of Common Stock, $.001 par value, of the Company at any time through October 31, 2000 (the "exercise date") at an exercise price of $6.00 per warrant ("The Warrants").

     WHEREAS, in order to induce the Investors to purchase the Units, the Company has agreed to deliver to the Investors as stated in the October 18, 1995 offer letter from the Company to the Investors, "freely tradable, registered, non-restricted VASCO Common Stock."

     WHEREAS, the Company cannot meet its obligation at this time to deliver freely tradable, registered, non-restricted VASCO Common Stock, the Company has agreed to furnish this Registration Rights Agreement as a means of fulfilling its obligations to the Investors.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:




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     1. Additional Shares.  The Company agrees that if on the valuation date as defined below the Company stock price as determined on the valuation date according to the valuation method set forth below is less than $3.50 per share, the Company will agree to deliver to each Investor an additional number of shares ("The Additional Shares"), as determined below, to the Investors promptly following the valuation date. The valuation date shall be the 16th business day following the day on which the registration statement and prospectus provided for in Section 2 hereof are declared effective by the Securities and Exchange Commission, for this purpose counting the day that the registration statement is declared effective as day number one (1). The valuation method for determining the number of Additional Shares, if any, which should be issued to the Investors shall be determined by taking the last reported closing price on the National Association of Securities Dealers (NASD) Automated Quotation System for each of the fifteen (15) business days prior to the valuation date and dividing by fifteen (15). This fifteen day average for purposes of the formula set forth below is "The Valuation Price". If The Valuation Price is less than $3.50 per share, then the Company shall issue The Additional number of Shares to the Investors based on the following formula:
the difference between $3.50 and The Valuation Price multiplied by the number of Shares underlying the Units on Schedule A subscribed for by each Investor divided by The Valuation Price. The Shares which may be issued pursuant to this Paragraph shall be included as part of the Registrable Securities (the "Registrable Securities") under this Agreement. If the Company Shares at the time it is necessary to apply this Section do not trade on the National Association of Securities Dealers Automated Quotation System, the parties will mutually agree on the appropriate daily market pricing determination method.

     2. Registration.

     (a) Primary Registration. If at any time prior to July 1, 1996 the Company proposes to file a registration statement (the "Registration Statement") under the Securities Act with respect to its Common Stock or securities convertible or exchangeable into its Common Stock (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms to such Forms, (ii) filed in connection with an exchange offer or an offering of its common stock or of securities convertible or exchangeable into its common stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company, or (iii) filed in connection with an offering for any consideration other than cash), whether or not for its own Account, then the Company shall give written notice of such proposed filing to the Investors at least 10 days before the anticipated filing date. The Company shall include in such registration all Registrable
Securities which consists of all The Shares represented by the Units listed on Schedule A hereof and all The Additional Shares but not The Shares underlying The Warrants unless the Investors make such an election to register



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The Warrant Shares.  If the Company undertakes the registration of the
Shares to accommodate an underwritten offering then the Investors agree to be bound by the terms of the underwriting agreement negotiated in good faith by the Company and the underwriters; and if the Investors choose not to be included in such underwritten offering then the Investors agree not to sell any of their Shares for a period of 90 days from the date of such underwritten offering.

     (b) Registration of The Additional Shares. The Company agrees to register The Additional Shares contemporaneously with The Shares as required by this
Section 2 by mutually agreeing with the Investors at the time the Registration Statement is filed as to the number of shares to be covered by the Registration Statement taking into account the market price of the Company's stock at the time the Registration Statement is filed and an estimate of what the stock price might be at the time the Registration Statement is declared effective. Notwithstanding the foregoing sentence, in no event shall the Company register any amount less than 200% of The Shares underlying the Units on Schedule A even though it may not be necessary for the Company to issue any of The Additional Shares pursuant to this Agreement. In the event that the Securities and Exchange Commission does not permit the registration of The Additional Shares and The Additional Shares are owing to the Investors pursuant to this Agreement, the Company will pay to each Investor in cash the difference between $3.50 and The Valuation Price as determined in Paragraph 1 (provided The Valuation Price is less than $3.50) multiplied by the number of Shares underlying The Units indicated for each Investor on Schedule A. The cash payment required in the previous sentence shall be made and determined on the same time schedule that The Additional Shares would have been issued to the Investors pursuant to Paragraph 1.

     (c) Registration Expenses. The Company will pay all Registration Expenses incurred in connection with any registration.

     3. Failure to Register. In the event that a Registration Statement covering The Shares is not declared effective by the Securities and Exchange Commission by July 1, 1996, or if on July 1, 1996 the shareholders cannot sell their Shares due to the 90-day lock-up provision of Section 2(a), then the Company shall be required to either (i) at each Investor's option promptly repurchase the Units listed on Schedule A hereof from the Investor for a price of $7.00 per Unit, or (ii) if all Investors demand that all The Shares underlying the Units listed on Schedule A be registered, promptly undertake to register The Shares and The Additional Shares in accordance with Section 4 of this Agreement assuming the Shares are not already registered at that time.

     4. Registration Procedures. The Company will, as expeditiously as possible:






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           (a) prepare and file with the Commission the requisite Registration
      Statement to effect the registration of the Registrable Securities and use its best efforts to cause such Registration Statement to become effective, provided that as far in advance as practicable before filing such Registration Statement or any amendment thereto, the Company will furnish to each Investor copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits), and any such Investor shall have the opportunity to object to any information pertaining solely to such Investor that is contained therein and the Company will make the corrections reasonably requested by such Investor with respect to such information prior to filing any such Registration Statement or amendment. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act, until (A) all Registrable Securities are salable pursuant to Rule 144 as promulgated by the Securities and Exchange Commission pursuant to the Securities Act of 1933 or (B) if sooner, the date immediately following the date that all Registrable Securities covered by the Registration have been sold pursuant thereto (the "Effectiveness Period"); provided that the Effectiveness Period shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 and as otherwise provided herein;

           (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and any prospectus used in connection therewith as may be necessary to maintain the effectiveness of such Registration Statement and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement, in accordance with the intended methods of disposition thereof, until the earlier of (i) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such Registration Statement or (ii) such time as the Company is no longer required to keep the Registration Statement effective;

           (c) promptly notify the Investor and the underwriter or underwriters, if any:

                 (i) when such Registration Statement or any prospectus used in connection therewith, or any amendment or supplement thereto, has been filed and, with respect to such Registration Statement or any post effective amendment thereto, when the same has become effective;

                 (ii) of any written request by the Commission or any other federal or state governmental authority


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            for amendments or supplements to such Registration Statement or prospectus;

                 (iii) of the notification to the Company by the Commission of its initiation of any proceeding with respect to the issuance by the Commission of, or of the issuance by the Commission of, any stop order suspending the effectiveness of such Registration Statement;

                 (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

                 (v) of the issuance by the Commission, any state securities commission, any other governmental agency or any court of any stop order, order or injunction suspending or enjoining the use or the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                 (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; and

           (d) If a registration is filed pursuant to Section 2 hereof, enter into such agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the holders of a majority in aggregate principal amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries (including with respect to businesses or assets acquired or to be acquired by any of them), and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling holders and the underwriters, if any, than those set forth in Section 6 hereof (or such other


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      provisions and procedures acceptable to holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters, if any); and (iii) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate principal amount of the Registrable Securities being sold, their holders Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company;

           (e) furnish to each seller of Registrable Securities covered by such Registration Statement such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of the prospectus contained in such Registration Statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to the Securities Act relating to such Investor's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities;

           (f) use its best efforts to register or qualify all Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Investor thereof shall reasonably request, to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such Investor to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Investor, except that the Company shall not for any such purpose be required (i) to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this paragraph (g) be obligated to be so qualified, (ii) to subject itself to taxation in any such jurisdiction or (iii) to consent to general service of process in any jurisdiction;

           (g) use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable each Investor thereof to consummate the disposition of such Registrable Securities;

           (h) furnish to the Investor a signed counterpart, addressed to such Investor (and the underwriters, if any), of

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                 (I) an opinion of counsel for the Company, dated the effective date of such Registration Statement (or, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such Investor, and

                 (ii) a "comfort" letter, dated the effective date of such
            Registration Statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement) and updates thereof, signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, in each case covering substantially the same matters with respect to such Registration Statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such Investor (or the underwriters, if any) may reasonably request;

           (i) notify each holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which any prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at the request of any such Investor promptly prepare and furnish to such Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after the effective date of such Registration Statement, which


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      earnings statement shall satisfy the provisions of Section 11(a) of the
      Securities Act and Rule 158 promulgated thereunder;

           (k) make available for inspection by the Investor to any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and accountants to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or administrative agency or is necessary to respond to inquiries of regulatory authorities, (iii) disclosure of such information is required by law (including any disclosure requirements pursuant to Federal securities laws in connection with the filing of any Registration Statement or the use of any prospectus referred to in this Agreement), (iv) the information in such Records has been made generally available to the public, or (v) such information becomes available from a source other than the Company and such source is not bound by a confidentiality agreement. The seller of Registrable Securities agrees by acquisition of such Registrable Securities that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

           (l) provide a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement; and

           (m) use its best efforts to cause all Registrable Securities covered by such Registration Statement to be listed, upon official notice of issuance, on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed.

           The Company may require each holder of Registrable Securities as to which any registration is being effected to, and each such Investor, as a condition to including Registrable

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Securities in such registration, shall, furnish the Company with such information and affidavits regarding such Investor and the distribution of such securities as the Company may from time to time reasonably request in writing in connection with such registration.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in Paragraph (i), such Investor will forthwith discontinue such Investor's disposition of Registrable Securities pursuant to the Registration Statement relating to such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Paragraph (i) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Investor's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period referred to in paragraph (b) shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to Paragraph (i) and to and including the date when each holder of any Registrable Securities covered by such Registration Statement shall receive the copies of the supplemented or amended prospectus contemplated by Paragraph (i).

          5. Indemnification.

          (a) Indemnification by the Company. The Company shall, to the full extent permitted by law, indemnify and hold harmless each seller of Registrable Securities included in any Registration Statement filed pursuant to this Agreement, its directors and officers, and each other Person, if any, who controls any such seller within the meaning of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (together, "Losses"), to which such seller or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any state (or "blue sky") securities filing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, and the Company will reimburse such seller and each such director, officer and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or action or proceeding in respect thereof); provided that the

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Company shall not be liable in any such case to the extent that any such Loss
(or action or proceeding in respect thereof) arises out of or is based upon (x) an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or state securities filing in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof or (y) such seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer or controlling Person, and shall survive the transfer of such securities by such seller. The Company shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to holders of Registrable Securities.

          (b) Indemnification by the Sellers. Each holder of Registrable Securities which are included or are to be included in any Registration Statement filed pursuant to this Agreement, as a condition to including Registrable Securities in such Registration Statement, shall, to the full extent permitted by law, indemnify and hold harmless the Company, its directors and officers, and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any Losses to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any state (or "blue sky") securities filing, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or state securities filing; (provided that the maximum aggregate amount which may be

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recovered from any holder of Registrable Securities pursuant to the indemnification provided for in this Section 6(b) in connection with any registration and sale of Registrable Securities shall be limited to the total proceeds received by such Investor from the sale of such Registrable Securities), or (ii) the seller's failure to send or give a copy of the final prospectus to the Persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in the final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or participating or controlling Person and shall survive the transfer of such securities by such seller. Such Investors shall also indemnify each other Person who participates (including as an underwriter) in the offering or sale of Registrable Securities, their officers and directors and each other Person, if any, who controls any such participating Person within the meaning of the Securities Act to the same extent as provided above with respect to the Company. The Investor shall not be required to indemnify any underwriter who participates in the offering or sale of Registrable Securities.

          (c) Notices of Claims, etc. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraph (a) or (b) of this Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party pursuant to such paragraphs, give written notice to the latter of the commencement of such action, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding paragraphs of this
Section 5, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation; provided that the Indemnified Party may participate in such defense at the Indemnified Party's expense; and provided, further that the Indemnified Party or Indemnified Parties shall have the right to employ one counsel to represent it or them if, in the reasonable judgment of the Indemnified Party or Indemnified Parties, it is advisable for it or them to be represented by separate counsel by reason of having legal defenses which are different from or in addition to those available to the

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Indemnifying Party, and in that event the reasonable fees and expenses of such one counsel shall be paid by the Indemnifying Party. If the Indemnifying Party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for the Indemnified Parties with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim, in which event the Indemnifying Party shall be obligated to pay the fees and expenses of such additional counsel for the Indemnified Parties. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. No Indemnifying Party shall be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

          (d) Contribution. If the indemnity and reimbursement obligation provided for in any paragraph of this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses (or actions or proceedings in respect thereof) referred to therein, then (unless, and except to the extent that, such unavailability or insufficiency results from defenses or limitations provided by this Section 5) the Indemnifying Party shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an Indemnified Party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Loss which is the subject of this paragraph.

          (e) Fraudulent Misrepresentation. No Indemnified Party guilty of fraudulent misrepresentation (within the meaning

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of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution from the Indemnifying Party if the Indemnifying Party was not guilty of such fraudulent misrepresentation.

          (f) Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Section 6 shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

          (g) Indemnification Payments.  The indemnification required by this
Section 5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Losses are incurred.

          6. Covenants Relating to Rule 144. The Company will file reports in compliance with the Exchange Act, and will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such Investor a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company' s Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of Shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

          7. Piggyback Registration of The Warrant Shares. If at any time the Company proposes to file a registration statement under the Securities Act with respect to its Common Stock or securities convertible or exchangeable into its Common Stock (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms to such Forms, (ii) filed in connection with an exchange offer or an offering of its common stock or of securities convertible or exchangeable into its common stock made solely to its existing stockholders in connection with a rights offering or solely to employees of the Company, or
(iii) filed in connection with an offering for any consideration other than cash), whether or not for its own account, then the Company shall, at such time, promptly give each Investor written notice of such registration which shall describe (including those jurisdictions where registration or qualification under the securities or blue sky laws is intended) and, upon the written request of any Investor given within 10 days after the date of any such notice, proceed to include in such registration The Shares underlying The

Warrants as have been requested by any such Investor to be included in such registration. Any Investor shall in its request describe briefly the proposed disposition of such Shares underlying The Warrants. The Company shall in each instance use its best efforts to cause any shares of Registrable Securities (for which any Investor has requested registration thereof pursuant to this Section) to be registered under the Act and qualified under the securities or blue sky laws of any jurisdiction requested by a prospective seller, all to the extent necessary to permit the sale or other disposition thereof (in the manner stated in such request) by a prospective seller of the securities so registered. There shall be no limit to the number or duration of times the shareholder may request, and have, registration of The Warrant Shares pursuant to this Section so long as The Warrants or The Shares underlying The Warrants are owned by any of the Investors and such Investor cannot rely on Rule 144 for the disposition of The Warrant Shares.

          8. Other Registration Rights.

          No Existing Agreements. The Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction that would conflict or be inconsistent with any provision of this Agreement.

          9. Definitions.

          (a) Except as otherwise specifically indicated, the following terms will have the following meanings for all purposes of this Agreement:

          "Agreement" means this Registration Rights Agreement, as the same shall be amended from time to time.

          "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the State of New York are authorized or obligated to close.

          "Commission" means the United States Securities and Exchange Commission, or any successor governmental agency or authority.

          "Company" has the meaning specified in the preamble hereto.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          "Indemnified Party" means a party entitled to indemnity in accordance with Section 5.

          "Indemnifying Party" means a party obligated to provide indemnity in accordance with Section 5.

          "Inspectors" has the meaning ascribed to it in Section 5(k).

          "Losses" has the meaning ascribed to it in Section 6(a).

          "Managing Underwriter" means, with respect to any underwritten Public Offering, the underwriter or underwriters managing such Public Offering.

          "NASD" means the National Association of Securities Dealers, Inc.

          "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union or association.

          "Public Offering" means any offering of common stock of the Company ("Common Stock"), Preferred Stock or warrants to purchase Common Stock or Preferred Stock to the public, either on behalf of the Company or any of its security holders, pursuant to an effective registration statement under the Securities Act.

          "Records" has the meaning ascribed to it in Section 5(i).

          "Registrable Securities" means (i) The Shares and The Additional Shares, (ii) any additional shares of Common Stock or preferred stock of the Company issued or distributed to the Investor by way of a dividend, stock split or other distribution in respect of The Shares, (iii) any additional shares of Common Stock or preferred stock of the Company acquired by the Investor by way of any rights offering or similar offering made in respect of The Shares and
(iv) any additional shares of Common Stock issued or issuable to the Investor upon conversion, exercise or exchange of any capital stock, right, option, warrant, evidence of indebtedness or other security of any type whatsoever that shall have been issued pursuant to or with respect to the Subscription Agreement or The Shares. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, or (iii) they shall have ceased to be outstanding.

          "Registration Expenses" means all expenses incident to the Company's performance of or compliance with its obligations under this Agreement to effect the registration of Registrable

Securities in a Requested Registration, including, without limitation, all registration, filing, securities exchange listing and NASD fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the Public Offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, in respect of Registrable Securities, which shall be payable by each holder thereof, pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

          "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act, and any successor provision thereto.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Senior Executive Officer" means, as to the Company, its Chairman, President, Chief Financial Officer, Treasurer or Controller or any person performing any of such functions, whether or not holding such title.

          "Shares" has the meaning specified in the preamble hereto.

          (b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms "hereof," "herein," "hereby" and derivative or similar words refer to this entire Agreement; and (iv) the term "Section" refers to the specified Section of this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

     10. Miscellaneous.

     (a) Notices. All written communications provided for hereunder shall be sent by registered or certified mail or nationwide overnight delivery service (with charges prepaid) or delivered by hand to the following addresses or such other address as the appropriate party may specify to each other party hereto in writing:

     If to Investor(s), to:

     Investor's  address of record with the
     transfer agent or any address which may
     be specified by the Investor in the future.

     If to the Company, to:


     VASCO Corp.
     1919 S. Highland Ave.
     Suite 118-C
     Lombard, IL  60148
     Attention:  Mr. Michael B. Wiggen
                 Chief Financial Officer
     Telephone:  708-495-0755
     Telecopy:   708-495-0279

provided, however, that any such communication to the Company shall be in writing and may also, at the option of the Investor, be delivered by any other means to the Company at the address specified above in this Section or to any Senior Executive Officer of the Company. Any notice or other communication given under this Section will be deemed effective two days after deposit in the United States Mail if mailed as aforesaid and otherwise upon receipt. With respect to any other holder of Registrable Securities, such notices, requests and other communications shall be sent to the addresses set forth in the stock transfer records regularly maintained by the Company.

          (b) Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof.

          (c) Amendment. This Agreement may be amended, supplemented or modified only by a written instrument (which may be executed in any number of counterparts which may include a facsimile transmission) duly executed by or on behalf of each of the Company and Persons owning sixty-six and two-thirds percent (66 2/3%) or more of the Registrable Securities.

          (d) Waiver. Subject to paragraph (e) of this Section, any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same term or condition of this Agreement on any future occasion.

          (e) Consents and Waivers by Holders of Registrable Securities. Any consent of Investors holding Registrable Securities pursuant to this Agreement, and any waiver by such Investors of any provision of this Agreement, shall be in writing (which may be executed in any number of counterparts) and may be given or taken by Persons owning sixty-six and two-thirds percent (66 2/3%) or more of the Registrable Securities, and any such consent or waiver so given or taken will be binding on all Investors holding Registrable Securities.

          (f) No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, their respective successors or permitted assigns and any other holder of Registrable Securities, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person other than any Indemnified Person.

          (g) Successors and Assigns. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns. The registration rights of the Investor as set forth herein are assignable, in whole or in part, by the Investor to one or more transferees of Registrable Securities, provided that written notice of such assignment is furnished to the Company; provided, however, that the Investor will not assign any rights under this Agreement to any Person that competes directly or indirectly with the Company without the prior written consent of the Company.

          (h) Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

          (i) Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          (j) Remedies. Except as otherwise expressly provided for herein, no remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by any party hereto shall not constitute a waiver by any such party of the right to pursue any other available remedies.

          Damages in the event of breach of this Agreement by a party hereto or any other holder of Registrable Securities would be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof and the Company and each holder of Registrable Securities, by its acquisition of such Registrable Securities, hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

          (k) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a contract executed and performed in such State, without giving effect to conflict of laws principles.

          (l) Counterparts. This Agreement may be executed in any number of counterparts, which may be in the form of a facsimile transmission, each of which will be deemed an original, but all of which together will constitute one and the same instrument.


          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.



                     COMPANY:


                                     VASCO CORP.

                                     By:
                                        ----------------------------
                                           Michael B. Wiggen
                                           Chief Financial Officer

                     INVESTORS:


                             IRWIN SCHLASS ENTERPRISES, INC.

                             By:  /s/ Irwin Schlass
                                --------------------------------------
                                  Irwin Schlass
                                  President


                             MONTE ENGLER

                             By:  /s/ Monte Engler
                                --------------------------------------
                                  Monte Engler

                                   EUGENE WONG

                                   By:  /s/ Eugene Wong
                                      ------------------------------
                                         Eugene Wong


                                   STEPHEN RAPHAEL

                                   By:  /s/ Stephen Raphael
                                      ------------------------------
                                         Stephen Raphael


                                   RICHARD GROBERG

                                   By:  /s/ Richard Groberg
                                      ------------------------------
                                         Richard Groberg


                                   GITA BRENNER

                                   By:  /s/ Gita Brenner
                                      ------------------------------
                                         Gita Brenner


                                   FRANK BRENNER

                                   By:  /s/ Frank Brenner
                                      ------------------------------
                                         Frank Brenner


                                   MIKE WEINBLATT

                                   By:  /s/ Mike Weinblatt
                                      ------------------------------
                                         Mike Weinblatt


                                   JACK SCHLEIFER

                                   By:  /s/ Jack Schleifer
                                      ------------------------------
                                         Jack Schleifer

                                   Schedule A



                        SUBSCRIPTION ALLOCATION SCHEDULE


              SUBSCRIBER                       UNITS   AMOUNT
              ----------                       ------  ------
              Irwin Schlass Enterprises, Inc.  6,000   $20,400.00
              Monte Engler                     6,500   $22,100.00
              Eugene Wong                      6,000   $20,400.00
              Stephen Raphael                  14,705  $49,997.00
              Richard Groberg                  300     $ 1,020.00
              Gita Brenner                     2,000   $ 6,800.00
              Frank Brenner                    2,000   $ 6,800.00
              Mike Weinblatt                   3,000   $10,200.00
              Jack Schleifer                   12,495  $42,483.00
                                               ------  ----------

                             TOTAL             53,000  $180,200.00